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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.




                                   FORM 8-K/A




                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                February 17, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                                ecom ecom.com, inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Florida                  33-96638-A              65-0538051
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



       Suite 1000, 3801 PGA Boulevard, Palm Beach Gardens, Florida 33410
       -----------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code



                                (561) 622-4395
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code








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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS.

      (a) Listed below are the financial statement, pro forma financial information and exhibits, if any, filed as a part of this report.

           None



         (c)  EXHIBITS:

      Exhibit
      Number     Description              Location
      -------    -----------              --------

       16        Accountants' Letter      Filed herewith electronically




                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                              ecom ecom.com, inc.




April 11, 2000                By: /s/ David J. Panaia
                                  David J. Panaia, President